                                                                     EXHIBIT 1.2


                             UNDERWRITING AGREEMENT

                                                                __________, 20__

GATX Financial Corporation
500 West Monroe Street
Chicago, Illinois 60661

Ladies and Gentlemen:

         We (the "Manager") understand that GATX Financial Corporation, a Delaware corporation (the "Company"), proposes to issue and sell $___________ aggregate principal amount of its [title of securities] (the "Offered Securities"). The Offered Securities will be issued pursuant to an Indenture dated as of _________, ____, between the Company, as issuer, and JPMorgan Chase Bank, as trustee. Subject to the terms and conditions, and in reliance upon the representations and warranties, set forth herein or incorporated by reference herein, the Company hereby agrees to sell and the underwriters (including ourselves) named below (such underwriters being herein called the "Underwriters") agree to purchase, severally and not jointly, the principal amounts of such Offered Securities set forth opposite their names below at a purchase price of ______% of the principal amount of the Offered Securities plus accrued interest, if any, from _________ to the date of payment and delivery.

Name of Underwriter                                        Principal Amount
                                                           of Offered Securities
                                                           to be Purchased

                                                           $

      Total:                                               $


         Delivery of and payment for the Offered Securities shall be made at 11:00 A.M., New York City time, on _________, ____, which date and time may be postponed by agreement between the Manager and the Company or as provided in
Section IX hereof (such date and time of delivery and payment for the Offered Securities being herein called the "Closing Date"). Delivery of the Offered Securities shall be made to the Manager for the respective accounts of the several Underwriters against payment by the several Underwriters through the Manager for the purchase price therefor to or upon the order of the Company by wire transfer of immediately available funds or by such other manner of payment as may be agreed upon by the Company and the Manager. Delivery and release of the Offered Securities shall be to The Depository Trust Company and payment for such Offered Securities shall be made at the office of Mayer, Brown, Rowe & Maw, 190 South LaSalle Street, Chicago, Illinois 60603.

         The Offered Securities shall have the terms set forth in the Prospectus dated _________, 20__, including the following:

Maturity: ________, 20__

Interest Rate: ____%

Redemption Provisions:

Interest Payment Dates: __________ and __________ of each year

         All the provisions contained in the document entitled GATX Financial Corporation Underwriting Agreement Standard Provisions (Debt Securities) dated _____, 20__, a copy of which you have previously received, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein.

         Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below and returning the signed copy to the undersigned.



                            [signature page follows]

         This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

Very truly yours,

[Insert names of Underwriters]

By: [Insert name of Manager]


By:
   -------------------------------
   Name:
   Title:

Acting severally on behalf of themselves and the Underwriters


Accepted:

By: GATX FINANCIAL CORPORATION


By:
   -------------------------------
   Name:
   Title:

                           GATX FINANCIAL CORPORATION

                             UNDERWRITING AGREEMENT
                      STANDARD PROVISIONS (DEBT SECURITIES)

_________, 20__

                  From time to time, GATX Financial Corporation, a Delaware corporation (the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (the "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as this "Agreement." Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

                                       I.

                  The Company proposes to issue from time to time debt securities (the "Securities") pursuant to the provisions of an Indenture dated as of ________, ___, between the Company and JPMorgan Chase Bank, as Trustee (the "Senior Indenture"), or an Indenture that may be entered into between the Company and a trustee to be designated (together with the Senior Indenture, the "Indenture"). The Securities may have varying designations, maturities, rates and times of payment of interest, if any, selling prices, redemption terms, if any, and other specific terms.

                  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement including a prospectus relating to the Securities under the Securities Act of 1933, as amended (the "Securities Act"). The term "Registration Statement" means the registration statement on Form S-3 (Reg. No. 333-_____), including the exhibits thereto, as amended to the date of the Underwriting Agreement. The term "Basic Prospectus" means the prospectus included in the Registration Statement, as amended to the date of the Underwriting Agreement. The term "Prospectus" means the Basic Prospectus together with the prospectus supplement specifically relating to the Offered Securities (the "Prospectus Supplement"), as filed with, or transmitted for filing to, the Commission pursuant to Rule 424. The term "preliminary prospectus" means a preliminary prospectus supplement specifically referring to the Offered Securities, together with the Basic Prospectus. As used herein, the terms "Registration Statement," "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Registration Statement, the Prospectus or the preliminary prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  The term "Underwriters' Securities" means the Offered Securities to be purchased by the Underwriters herein. The term "Contract Securities" means the Offered Securities, if any, to be purchased pursuant to the delayed delivery contracts referred to below.

                                      II.

         The Company represents and warrants to and agrees with each of the Underwriters that:

         (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

         (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus, complied or will comply when so filed in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder and will be timely filed as required thereby, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement, when it became effective, and the Prospectus, as of its date, complied and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act, the Exchange Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus, as of its date, did not contain and as of the Closing Date, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this
Section II(b) do not apply (x) to statements or omissions in the Registration Statement or the Prospectus based upon information concerning the Underwriters furnished to the Company in writing by the Underwriters expressly for use therein or (y) to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act, of the Trustee.

         (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

         (d) Each subsidiary of the Company that is a "significant subsidiary" as defined in Rule 405 of Regulation C promulgated pursuant to the Securities Act (a "Significant Subsidiary") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

         (e) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, except as rights to indemnity and contribution hereunder may be limited under applicable law.

         (f) The Senior Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company, is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

         (g) The Delayed Delivery Contracts (as defined in Section III below), if any, have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms except (i) as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting or relating to creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

         (h) The Offered Securities have been duly authorized and, when the Offered Securities have been executed and authenticated in accordance with the provisions of the Indenture and delivered to and duly paid for by the purchasers thereof, they will conform to the descriptions thereof in the Prospectus, will be entitled to the benefits of the Indenture and will be valid and legally binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

         (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Indenture and the Offered Securities will not contravene any provision of applicable law or the certificate of incorporation or bylaws of the Company or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, considered as one enterprise, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and, to the best of the Company's knowledge, no consent, approval or authorization of any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture or the Offered Securities, except such as have been obtained under the Securities Act, the Exchange Act and the Trust Indenture Act and such as may be required under the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities.

         (j) There has not been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, considered as one enterprise, from that set forth in the Prospectus.

         (k) There are no legal or governmental proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or, to the best of the Company's knowledge, any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required.

         (l) Each of the Company and each of its Significant Subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, as then amended or supplemented, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

         (m) Ernst & Young LLP, whose reports have been included in the Prospectus or are included in the Company's most recent Annual Report on Form 10-K, which is incorporated by reference in the Prospectus, are independent public accountants as required by the Securities Act and the rules and regulations thereunder.

         (n) The financial statements included or incorporated by reference in the Registration Statement or the Prospectus present fairly in all material respects the financial conditions and results of operations of the Company and its subsidiaries taken as a whole, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

                                      III.

         If the Prospectus provides for sales of Offered Securities pursuant to delayed delivery contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to delayed delivery contracts substantially in the form of Schedule I attached hereto ("Delayed Delivery Contracts") but with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors approved by the Company and of the types set forth in the Prospectus. On the Closing Date (as hereinafter defined), the Manager shall receive from the Company as compensation, for the accounts of the Underwriters, a commission in the form of a discount as set forth in the Underwriting Agreement in respect of the principal amount of Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of the Delayed Delivery Contracts.

         If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the Contract Securities shall be deducted from the Offered Securities to be purchased by the several Underwriters and the aggregate principal amount of Offered Securities to be purchased by each Underwriter shall be reduced pro rata in proportion to the principal amount of Offered Securities set forth opposite each Underwriter's name in the Underwriting

Agreement, except to the extent that the Manager determines that such reduction shall be otherwise and so advises the Company.

                                      IV.

         The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement is entered into as in the Manager's judgment is advisable. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.

                                       V.

         Payment for the Underwriters' Securities shall be made by the several Underwriters through the Manager to or upon the order of the Company by wire transfer of immediately available funds or by such other manner of payment as may be agreed upon by the Company and the Manager at the time and place set forth in the Underwriting Agreement, upon delivery to or as directed by the Manager for the respective accounts of the several Underwriters of the Underwriters' Securities registered in such names and in such denominations as the Manager shall request in writing not less than two full business days prior to the date of the delivery.

                                      VI.

         The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date and time the Underwriting Agreement is executed and delivered by the parties hereto (the "Execution Time") and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

         (a) Subsequent to the Execution Time or, if earlier in the case of clause (i), the dates as of which information is given in the Registration Statement and the Prospectus, and on or prior to the Closing Date:

                  (i) There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, as amended or supplemented as of the Execution Time, that, in the reasonable judgment of the Manager, is material and adverse and that makes it, in the reasonable judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus, as so amended or supplemented;

                  (ii) There shall not have occurred any (A) suspension or material limitation of trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (B) suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (C) declaration of a general moratorium on commercial banking activities in New York by either federal or New York state authorities;
         (D) material disruption in securities settlement, payment or clearance services in the United States; or (E) any outbreak or escalation of any hostilities or any change in financial markets or any calamity or crisis that, in the reasonable judgment of the Manager, is material and adverse and, in the case of any of the events described in clauses
         (ii)(A) through (E), such event, singly or together with any other such event, makes it, in the reasonable judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated by the Prospectus;

                  (iii) There shall not have been any decrease in the rating of any of the Company's debt securities by Moody's Investors Service to a rating lower than ___, or any decrease in the rating of any of the Company's debt securities by Standard & Poor's Credit Rating Service to a rating lower than ___;

         (b) The Manager shall have received on the Closing Date an opinion from _______________, counsel to the Company, dated the Closing Date, to the effect set forth in Exhibit A hereto.

         (c) The Manager shall have received on the Closing Date an opinion of ___________, counsel for the Underwriters, dated the Closing Date, with respect to the issuance and sale of the Offered Securities, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Manager may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (d) The Manager shall have received, on the Closing Date, a certificate, dated the Closing Date and signed by the President or any Vice President (in the financial area) and the principal financial or accounting officer or the Treasurer of the Company to the effect that (i) the representations and warranties of the Company contained herein are true and correct as of such date with the same effect as if made on such date and the Company has complied with all the agreements and satisfied all the conditions required by this Agreement to be performed or satisfied by it at or before such date; (ii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus, as amended or supplemented as of the Execution Time, there has been no material adverse effect on the condition, financial or otherwise, earnings, business or properties of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, as so amended or supplemented; and (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened.

         The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

         (e) The Manager shall have received on the date hereof and confirmed on the Closing Date, a letter dated the date hereof or the Closing Date, as applicable, in form and substance satisfactory to the Manager, from the independent public accountants of the Company, and from such other independent public accountants as the Manager may reasonably request, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus.

         (f) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b) under the Securities Act, the Prospectus and any such supplement shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                                      VII.

         In further consideration of the agreements of the Underwriters contained in this Agreement, the Company covenants as follows:

         (a) Prior to the termination of the offering of the Offered Securities pursuant to this Agreement, the Company will not file any amendment or supplement to the Registration Statement or the Basic Prospectus (including any Prospectus Supplement relating to the Offered Securities) unless the Company has previously furnished to the Manager a copy thereof for its review and will not file any such proposed amendment or supplement to which the Manager reasonably objects; provided that the foregoing requirement shall not apply to any of the Company's periodic filings with the Commission required to be filed pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, which filings the Company will cause to be timely filed with the Commission and copies of which filings the Company will cause to be delivered to the Manager promptly after being mailed for filing with the Commission. Subject to the foregoing sentence, the Company will promptly cause each Prospectus Supplement to be filed with or transmitted for filing to the Commission in accordance with Rule 424(b) under the Securities Act. The Company will promptly advise the Manager (i) of the filing of any amendment or supplement to the Basic Prospectus, (ii) of the filing and effectiveness of any amendment to the Registration Statement, (iii) of any request by the Commission for any amendment of the Registration Statement or any amendment of or supplement to the Basic Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or notice of suspension of qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

         (b) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Securities Act, or until the distribution of any Offered Securities an Underwriter may own as principal has been completed, any event occurs or condition exists as a result of which (i) the Registration Statement or the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading when the Prospectus, as then amended or supplemented, is delivered to a purchaser, not misleading, or (ii) if, in the opinion of the Manager or in the opinion of the Company, it is necessary at any time to amend or supplement the Registration Statement or the Prospectus, as then amended or supplemented, to comply with applicable law, the Company will immediately notify each Underwriter by telephone (with confirmation in writing) to suspend solicitation of offers to purchase Offered Securities or any resale thereof and, if so notified by the Company, each Underwriter shall forthwith suspend such solicitation or resale and cease using the Prospectus as then amended or supplemented. The Company shall, at its expense, prepare and cause to be filed promptly with the Commission, subject to the first sentence of paragraph (a) of this Section VII, an amendment or supplement to the Registration Statement or Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to each Underwriter in such quantities as such Underwriter may reasonably request.

         (c) The Company will make generally available to its security holders and to the Manager as soon as practicable earnings statements that satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder covering the twelve-month period beginning, in each case, not later than the first day of the Company's fiscal quarter next following the date of the Underwriting Agreement. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earnings statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

         (d) The Company will furnish to the Manager without charge two signed copies of the Registration Statement and all amendments thereto, including exhibits and any documents incorporated by reference therein, and, during the period mentioned in Section VII(b) above, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto as the Manager may reasonably request.

         (e) The Company will qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request and will pay all reasonable expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with the determination of the eligibility of the Offered Securities for investment under the laws of such jurisdictions as the Manager may designate, provided that the Company shall not be obligated to so qualify the Offered Securities if such qualification requires it to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified.

         (f) Prior to the termination of the offering of the Offered Securities, the Company shall furnish to the Manager such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Basic Prospectus, any amendments or supplements thereto, the Indenture, the Offered Securities, the Underwriting Agreement and the performance by the Company of its obligations hereunder or thereunder as the Manager may from time to time reasonably request and shall notify the Manager promptly in writing of any downgrading or of its receipt of any notice of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate the direction of a possible change in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

         (g) The Company will, whether or not any sale of Offered Securities is consummated, pay all expenses incident to the performance of its obligations under the Underwriting Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto; (ii) the preparation, issuance and delivery of the Offered Securities;
(iii) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel; (iv) the qualification of the Offered Securities under securities or Blue Sky laws in accordance with the provisions of Section VII(e), including filing fees and the reasonable fees and disbursements of the counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky memoranda ("Blue Sky Memoranda"); (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto, and of the Basic Prospectus and any amendments or supplements thereto; (vi) the printing and delivery to the Underwriters of copies of the Indenture and any Blue Sky Memoranda; (vii) any fees charged by rating agencies for the rating of the Offered Securities; (viii) any reasonable out-of-pocket expenses incurred by the Underwriters with the approval of the Company and (ix) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.

         (h) During the period beginning on the date of the Underwriting Agreement and continuing to and including the Closing Date, the Company will not, without the prior consent of the Manager, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to the Offered Securities (other than (i) the Offered Securities that are to be sold pursuant to such agreement, (ii) Offered Securities previously agreed to be sold by the Company and (iii) commercial paper issued in the ordinary course of business), except as may otherwise be provided in any such agreement.

                                     VIII.

         (a) The Company agrees to indemnify and hold harmless each Underwriter, the officers, directors, employees and agents of such Underwriter, and each person, if any, who controls such Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof, or in the Prospectus (if used within the period set forth in paragraph (b) of Section VII) or any preliminary prospectus, or in any amendment thereof or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or alleged omission based upon information furnished to the Company in writing by or on behalf of such Underwriter expressly for use therein.

         (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Underwriter, but only with reference to information relating to such Underwriter furnished in writing by such Underwriter expressly for use in the Registration Statement or the Prospectus or any amendments or supplements thereto.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing; and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel,
(ii) the actual or potential parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest or (iv) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such proceeding. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to paragraph (a) above and by the Company in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of each indemnified party from all liability on claims that are the subject matter of such proceeding. Failure to notify the indemnifying party as required by the first sentence of this paragraph (c) (1) will not relieve the indemnifying party from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (2) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above.

         (d) If the indemnification provided for in paragraph (a) or (b) of this
Section VIII is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein in connection with any offering of Offered Securities, then the Company and the Underwriters severally agree that each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Underwriters in respect thereof, in each case as set forth in the Prospectus, bear to the total aggregate public offering price of such Offered Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Offered Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Offered Securities purchased by such Underwriter hereunder. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section VIII were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section VIII, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered

Securities offered and sold to the public through such Underwriter exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section VIII are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         The indemnity and contribution agreements contained in this Section VIII and the representations and warranties of the Company in this Agreement shall remain operative and in full force and effect regardless of (i) termination of this Agreement, (ii) any investigation made by any Underwriter or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its directors or officers or any person controlling the Company and (iii) acceptance of and payment for any of the Offered Securities.

                                      IX.

         If any one or more Underwriters shall fail to purchase and pay for any of the Offered Securities agreed to be purchased by such Underwriter or Underwriters and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Offered Securities set forth opposite their names in the Underwriting Agreement bears to the aggregate principal amount of Offered Securities set forth opposite the names of all the remaining underwriters) the Offered Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Offered Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Offered Securities set forth in the Underwriting Agreement, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Offered Securities, and if such nondefaulting Underwriters do not purchase all the Offered Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section IX, the Closing Date shall be postponed for such period, not exceeding five days, as the Manager shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                                       X.

         This Agreement shall be subject to termination in the absolute discretion of the Manager, by notice given to the Company, if prior to the Closing Date (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New

York State authorities, (iii) there shall have occurred a material disruption in securities settlement, payment or clearance services in the United States or
(iv) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis and, in the case of any of the events described in clauses (i) through (iv), the effect of such event on the financial markets of the United States is such as to make it, in the reasonable judgment of the Manager, impractical to market the Offered Securities on the terms and in the manner contemplated by the Prospectus.

                                      XI.

         If this Agreement shall be terminated by the Underwriters or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement except pursuant to Section IX hereof, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally through the Manager on demand, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof.

                                                                      Schedule I

                            DELAYED DELIVERY CONTRACT

                                                             ----------, -------

Ladies and Gentlemen:

         The undersigned hereby agrees to purchase from GATX Financial Corporation, a Delaware corporation (the "Company"), and the Company agrees to sell to the undersigned

                                 $
                                  --------------

principal amount of the Company's [state title of issue] (the "Securities"), offered by the Company's Prospectus dated _________, _____ and Prospectus Supplement dated __________, ______, receipt of copies of which are hereby acknowledged, at a purchase price of ___% of the principal amount thereof plus accrued interest and on the further terms and conditions set forth in this contract. The undersigned does not contemplate selling Securities prior to making payment therefor.

The undersigned will purchase from the Company Securities in the principal amounts and on the delivery dates set forth below:

     Delivery                       Principal                  Plus Accrued
       Date                          Amount                   Interest From:
     --------                       ---------                 --------------

                               $
-----------------               -----------------           -------------------

                               $
-----------------               -----------------           -------------------

                               $
-----------------               -----------------           -------------------

Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date".

         Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company or its order by wire transfer of immediately available funds or by such other manner of payment as may be agreed upon by the Company and the undersigned at the office of __________, New York, N.Y. at 10:00 a.m. (New York time) on the Delivery Date, upon delivery to or as directed by the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

         The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that
(1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the juris diction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters (the "Underwriters") named in the Prospectus

Supplement referred to above of, such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

         Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this contract.

         This contract will inure to the benefit of and be binding upon the parties thereto and their respective successors, but will not be assignable by either party hereto without the prior written consent of the other.

         If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.

         This contract shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof.

Yours very truly,


      (Purchaser)
By

      (Title)

      (Address)

Accepted:

GATX FINANCIAL CORPORATION


By
  --------------------------

                                                                            19
                  PURCHASER--PLEASE COMPLETE AT TIME OF SIGNING

         The name and telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print).

                                   Telephone No.
                                    (Including
Name                                 Area Code)           Department
----                               -------------          ----------

------------------------        ------------------        ---------------------

------------------------        ------------------        ---------------------

------------------------        ------------------        ---------------------

------------------------        ------------------        ---------------------

                                                                       EXHIBIT A

                              Opinion of ________,
                     Counsel for GATX Financial Corporation

         The opinion of _______________, to be delivered pursuant to Section VI(b) of the document dated __________, 20__, and entitled GATX Financial Corporation Underwriting Agreement Standard Provisions (Debt Securities) shall be to the effect that:

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own its property and to conduct its business as described in the Prospectus. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership and leasing of its properties requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

         (ii) Each Significant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. Each Significant Subsidiary has the corporate power and authority to own its property and to conduct its business as described in the Prospectus. Each Significant Subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

         (iii) Each of the Company and each of its Significant Subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, as amended or supplemented, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

         (iv) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Indenture and the Offered Securities will not contravene any provision of applicable law or the certificate of incorporation or bylaws of the Company or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, considered as one enterprise, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and, to the best of such counsel's knowledge, no consent, approval or authorization of any governmental body or agency is required for the performance by the Company of its obligations under the Underwriting Agreement, the Indenture and the Offered Securities, except such as have been obtained under the Securities Act, the Exchange Act and the Trust Indenture Act and such as may be required under the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities.

         (v) To the best of such counsel's knowledge, after due inquiry, there are no legal governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that is required to be described in the Registration Statement or the Prospectus, as amended or supplemented, and is not so described, or of any statute, regulation, contract or other document that is required to be described in the Registration Statement or the Prospectus, as amended or supplemented, or to be filed as an exhibit to the Registration Statement or the Prospectus, as amended or supplemented, or to be filed as an exhibit to the Registration Statement that is not described or filed as required.

         (vi) The [Senior] Indenture has been duly authorized, executed and delivered by the Company and is a valid, binding and enforceable agreement of the Company in accordance with its terms and has been duly qualified under the Trust Indenture Act.

         (vii) The Offered Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters [or by institutional investors, if any, pursuant to Delayed Delivery Contracts], will be valid, binding and enforceable obligations of the Company in accordance with their terms.

         (viii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

         [(ix) The Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company in accordance with their respective terms.]

         (x) The statements in the Prospectus under the captions "Description of Debt Securities" and "Description of the [Offered Securities]" and the statements in the Prospectus incorporated by reference from Item 3 of the Company's most recent annual report on Form 10-K and from Part II - Item 1 of the Company's most recent quarterly report on Form 10-Q, insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings, and fairly summarize the matters referred to therein.

         (xi) Such counsel (1) is of the opinion that each document, if any, filed pursuant to the Exchange Act (except as to financial statements and schedules, as to which such counsel need not express any opinion) and incorporated by reference in the Prospectus is appropriately responsive in all material respects with such Act and the rules and regulations thereunder, (2) believes that (except as to financial statements and schedules and the Statement of Eligibility and Qualification of the Trustee on Form T-1, as to which such counsel need not express any belief) each part of the Registration Statement (including the documents incorporated by reference therein), filed with the Commission pursuant to the Securities Act relating to the Offered Securities, when such part became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (3) is of the opinion that the Registration Statement and Prospectus, as amended or supplemented, if applicable (except as to financial statements and schedules and the Statement of Eligibility and Qualification of the Trustee on Form T-1, as to which such counsel need not express any belief) is appropriately responsive in all material respects with the Securities Act and the applicable rules and regulations thereunder and

(4) believes that (except as to financial statements and schedules and the Statement of Eligibility and Qualification of the Trustee on Form T-1, as to which such counsel need not express any belief) the Registration Statement and the Prospectus on the date of the Underwriting Agreement did not, and the Prospectus, as amended or supplemented, if applicable, on the Closing Date does not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel may state that his opinion and belief is based upon his participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and upon review and discussion of the contents thereof, but is without independent check or verification except as otherwise specified, including without limitation, the independent check or verification of the mathematical computations contained in the Registration Statement and the Prospectus. With respect to clause (4), such counsel may state its opinion in the negative.

         (xii) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

         The Registration Statement is effective under the Act, and to my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceedings therefor initiated by the Commission.

         In rendering such opinion, such counsel may qualify any opinion as to enforceability by stating that such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting the rights and remedies of creditors and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such counsel may rely, as to all matters governed by the laws of jurisdictions other than the States of New York and Illinois, the federal law of the United States and the Delaware General Corporation Law (including the applicable provisions of the Delaware Constitution and reported judicial decisions interpreting that Law) upon opinions of other counsel (copies of which shall be delivered to each Underwriter), who shall be counsel satisfactory to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.